Exhibit 99.1

FOR IMMEDIATE RELEASE
CONTACT:

(Investor Relations)	(Corporate Press)
Henry A. Diamond	Alan Lewis
Senior Vice President	Vice President
Investor Relations & Corporate Communications	Corporate Communications & Public Affairs
Take-Two Interactive Software, Inc.	Take-Two Interactive Software, Inc.
(646) 536-3005	(646) 536-2983
Henry.Diamond@take2games.com	Alan.Lewis@take2games.com

Take-Two Interactive Software, Inc. Reports Financial Results for Fourth Quarter and Fiscal Year 2011

Net Revenue for Fiscal Year 2011 Grew 49% to $1.14 Billion

Non-GAAP Earnings Per Share for Fiscal Year 2011 Increased to $1.02

New York, NY — May 24, 2011 — Take-Two Interactive Software, Inc. (NASDAQ:TTWO) today announced financial results for the fourth quarter and fiscal year ended March 31, 2011, and provided its preliminary financial outlook for fiscal year 2012.  In addition, the Company announced that it has extended its long-term employment agreements with key members of the creative team of Rockstar Games, its wholly-owned publishing label, and has entered into a new Management Agreement with ZelnickMedia.  As previously announced, the Company has changed its fiscal year-end from October 31 to March 31 and all results are now reported in accordance with this change.  Included in the attached financial tables are GAAP to Non-GAAP reconciliations for each quarter of the fiscal year ended March 31, 2011.

For the twelve months ended March 31, 2011, net revenue grew 49% year-over-year to $1.14 billion.  GAAP income from continuing operations increased to $53.8 million, or $0.62 per diluted share, as compared to a GAAP loss from continuing operations of $108.1 million, or $1.39 per share, for the year-ago period.  Non-GAAP net income increased to $94.3 million, or $1.02 per diluted share, as compared to a Non-GAAP net loss of $65.9 million, or $0.85 per share, for the year-ago period.  Non-GAAP net income excludes certain non-cash and non-operational gains and losses identified on the attached reconciliation of GAAP and Non-GAAP measures.

For the fourth quarter ended March 31, 2011, net revenue was $182.3 million, as compared to $233.2 million for the year-ago period.  GAAP loss from continuing operations was $22.4 million, or $0.27 per share, as compared to a GAAP loss from continuing operations of $9.7 million, or $0.13 per share, for the year-ago period.  Non-GAAP net loss was $14.4 million, or $0.18 per share, as compared to Non-GAAP net income of $3.0 million, or $0.04 per share, for the year-ago period.

The strongest contributors to net revenue in the fourth quarter this year included NBA® 2K11, Top Spin 4, Major League Baseball® 2K11, Grand Theft Auto IV: Complete and Red Dead Redemption: Undead Nightmare (standalone disc).  Catalog titles that contributed to the Company’s performance in the recent period were led by Red Dead Redemption, the Grand Theft Auto franchise and Borderlands.  Digitally delivered content accounted for 15% of the Company’s net revenue in the fourth quarter, driven by strong sales of offerings for Red Dead Redemption, the Grand Theft Auto franchise, Borderlands and the Sid Meier’s Civilization franchise.

Business and Product Highlights

Since January 1, 2011:

•                  2K Sports released Major League Baseball 2K11, featuring pitcher Roy Halladay of the Philadelphia Phillies as the cover athlete.

•                  2K Sports released Top Spin 4, the most realistic tennis simulation game to date.

•                  2K Play released the Company’s first offering for Kinect for Xbox 360®, Carnival Games®: Monkey See, Monkey Do™.

•                  Rockstar Games released L.A. Noire on May 17, 2011 in North America and May 20, 2011 internationally.  Major news outlets and video game critics across the world have applauded its ambition with great review scores stating that L.A. Noire is “a breakthrough for games as a whole” and a “stunning accomplishment” that “sets a new standard for storytelling”.  This title has also been widely recognized as a technological triumph and became the first video game ever chosen as an official selection of the Tribeca Film Festival.

•                  2K Games announced that it plans to release The Darkness™ II on October 4, 2011 in North America and October 7, 2011 internationally.

•                  2K Play announced that it plans to release Nicktoons MLB in the summer of 2011.  The game will feature characters from Nickelodeon’s popular Nicktoons series and all 30 Major League Baseball teams.

•                  2K Sports extended its long-term partnership with the National Basketball Association to develop and publish the best-selling NBA 2K basketball franchise for an additional multi-year period.  The latest iteration, NBA 2K11, has sold-in over 5 million units worldwide and received the highest scores in the history of the franchise (89 — Metacritic.com).

•                  2K Sports announced a new partnership with Nexon Corporation to develop and publish an online baseball simulation game for the South Korean market.

•                  2K Games announced a partnership with XLGAMES, Inc. to develop a massively multiplayer online game for the Asian market based on one of 2K’s top-selling franchises.

•                  2K Games announced that Duke Nukem Forever has “gone gold” and is expected to launch on June 10, 2011 internationally and on June 14, 2011 in North America.

Company Extends Rockstar Games Employment Agreements and ZelnickMedia Management Agreement

Sam Houser, Dan Houser and Leslie Benzies, key members of the creative team of Rockstar Games, have agreed to renew their long-term employment agreements with the Company on substantially similar economic terms.  This team has been instrumental in the development and success of Take-Two’s extensive portfolio of multi-million unit internally-owned franchises.

In addition, Take-Two has entered into a new Management Agreement with ZelnickMedia pursuant to which ZelnickMedia will continue to provide financial and management consulting services to the Company through May 31, 2015.  As part of the Management Agreement, Strauss Zelnick will continue to serve as Chairman and CEO and Karl Slatoff will continue to serve as COO of Take-Two.  The Management Agreement is subject to approval by the Company’s stockholders at the Company’s 2011 Annual Meeting.  The terms of the new Management Agreement are described in the Company’s Current Report on Form 8-K which was filed with the SEC on May 24, 2011.

Management Comments

Strauss Zelnick, Chairman and CEO of Take-Two, commented, “Fiscal 2011 was a very strong year for Take-Two.  We generated revenue growth and margin expansion that consistently exceeded expectations, and also took action to position the Company for even greater success over the long-term.  Recent achievements include extending the employment agreements with Rockstar’s key creative talent, renewing our multi-year partnership with the NBA, and entering into two new partnerships to develop online games for Asian markets.  These initiatives and others will enable us to continue to execute our core strategy of developing groundbreaking triple-A titles for traditional platforms, while at the same time prudently investing in triple-A entertainment experiences for emerging gaming platforms, both domestically and abroad.

“For fiscal 2012, we again expect to deliver Non-GAAP profits due to our diverse and balanced portfolio of new and catalog titles.  Our exciting lineup of releases includes unique, cutting-edge titles such as L.A. Noire, the return of long-awaited industry icons like Duke Nukem, and a broad array of other offerings that promise to delight audiences around the world.

“While it is still very early to discuss fiscal 2013, we have a very strong pipeline of titles in development and currently expect to achieve substantial earnings growth, including Non-GAAP earnings per share in excess of $2.00.”

Financial Outlook for Fiscal 2012

The Company is providing its initial financial outlook for the first quarter ending June 30, 2011, and for the fiscal year ending March 31, 2012 as follows:

	First Quarter Ending 6/30/2011	Fiscal Year Ending 3/31/2012

Revenue	$325 to $375 Million	$1.0 to $1.1 Billion

Non-GAAP earnings per share	$0.00 to $0.10	$0.10 to $0.35

Stock-based compensation expense per share (a)	$0.09	$0.28

Non-cash interest expense related to convertible debt	$0.02	$0.09

Non-cash tax expense	$0.00	$0.02

(a)          The Company’s stock-based compensation expense for the periods above includes the cost of approximately 1.1 million shares previously issued to ZelnickMedia that are subject to variable accounting.  Actual expense to be recorded in connection with these shares is dependent upon several factors, including future changes in Take-Two’s stock price.

Key assumptions and dependencies underlying the Company’s guidance include continued consumer acceptance of the Xbox 360® video game and entertainment system from Microsoft, PlayStation®3 computer entertainment system, and Wii™ system; the ability to develop and publish products that capture market share for these current generation systems while continuing to leverage opportunities on certain prior generation platforms; the timely delivery of the titles detailed in this release; and stable foreign exchange rates.  See also “Cautionary Note Regarding Forward Looking Statements” below.

Product Releases

The following titles were released since January 2011:

Title	Platforms	Release Date
Carnival Games® Volume 2	iPhone	February 9, 2011
NHL® 2K11	iPad	February 10, 2011
Sid Meier’s Civilization V: Map Pack (DLC)	PC	March 3, 2011
Sid Meier’s Civilization V: Polynesia (DLC)	PC	March 3, 2011
Major League Baseball 2K11	Xbox 360, PS3, PS2, PSP, Wii, DS, PC	March 8, 2011
Top Spin 4	Xbox 360, PS3, Wii	March 15, 2011
Carnival Games®: Monkey See, Monkey Do™	Kinect for Xbox 360	April 5, 2011
Sid Meier’s Civilization V: Denmark (DLC)	PC	May 3, 2011
Sid Meier’s Civilization V: The Explorers (DLC)	PC	May 3, 2011
L.A. Noire	Xbox 360, PS3	May 17, 2011*

*North American release date; international release followed three days after.

Take-Two’s lineup of future titles announced to date includes:

Title	Platforms	Planned For Release
Duke Nukem Forever	Xbox 360, PS3, PC	June 10, 2011**
Nicktoons MLB	Xbox 360, Wii, DS	Summer 2011
The Darkness II	Xbox 360, PS3, PC	October 4, 2011
XCOM	Xbox 360, PC	Fiscal Year 2012
BioShock® Infinite	Xbox 360, PS3, PC	Calendar Year 2012
Spec Ops: The Line	Xbox 360, PS3, PC	First Half Fiscal 2013

**International release date; North American release follows four days after.

Conference Call

Take-Two will host a conference call today at 4:30 p.m. Eastern Time to review these results and discuss other topics.  The call can be accessed by dialing (877) 407-0984 or (201) 689-8577.  A live listen-only webcast of the call will be available by visiting http://ir.take2games.com and a replay will be available following the call at the same location.

Non-GAAP Financial Measures

In addition to reporting financial results in accordance with U.S. generally accepted accounting principles (GAAP), the Company uses Non-GAAP measures of financial performance that exclude certain non-recurring or non-cash items.  Non-GAAP gross profit, income (loss) and earnings (loss) per share are measures that exclude certain non-recurring or non-cash items and should be considered in addition to results prepared in accordance with GAAP.  They are not intended to be considered in isolation from, as a substitute for, or superior to, GAAP results.  These Non-GAAP financial measures may be different from similarly titled measures used by other companies.

The Company believes that these Non-GAAP financial measures, when taken into consideration with the corresponding GAAP financial measures, are important in gaining an understanding of the Company’s ongoing business. These Non-GAAP financial measures also provide for comparative results from period to period.  Therefore, the Company believes it is appropriate to exclude certain items as follows:

•                  Stock-based compensation — the Company does not consider stock-based compensation charges when evaluating business performance and management does not contemplate stock-based compensation expense in its short- and long-term operating plans.  As a result, the Company has excluded such expenses from its Non-GAAP financial measures.

•                  Business reorganization, restructuring and related expenses — the Company does not engage in reorganization activities on a regular basis and therefore believes it is appropriate to exclude business reorganization, restructuring and related expenses from its Non-GAAP financial measures.

•                  Gain (loss) on sale of subsidiaries and income (loss) from discontinued operations — the Company does not engage in sales of subsidiaries on a regular basis and therefore believes it is appropriate to exclude such gains (losses) from its Non-GAAP financial measures. As the company is no longer active in its discontinued operations, it believes it is appropriate to exclude income (losses) thereon from its Non-GAAP financial measures.

•                  Professional fees and expenses associated with unusual legal and other matters — the Company has incurred expenses for professional fees and has accrued for legal settlements that are outside its ordinary course of business. As a result, the Company has excluded such expenses from its Non-GAAP financial measures.

•                  Non-cash interest expense related to convertible debt — The Company records non-cash interest expense on its convertible notes in addition to the interest expense already recorded for coupon payments. The Company excludes the non-cash portion of the interest expense from its Non-GAAP financial measures because these amounts are unrelated to its ongoing business operations.

•                  Non-cash tax expense for the impact of deferred tax liabilities associated with tax deductible amortization of goodwill and the impact of the cancellation of stock options — due to the nature of the adjustment as well as the expectation that it will not have any cash impact in the foreseeable future, the Company believes it is appropriate to exclude this expense from its Non-GAAP financial measures.

EBITDA and Adjusted EBITDA

Earnings (loss) before interest, taxes, depreciation and amortization (“EBITDA”) is a financial measure not calculated and presented in accordance with U.S. GAAP.  Management uses EBITDA adjusted for business reorganization and related expenses (“Adjusted EBITDA”), among other measures, in evaluating the performance of the Company’s business units.  Adjusted EBITDA is also a significant component of the Company’s incentive compensation plans. Adjusted EBITDA should not be considered in isolation from, or as a substitute for, net income/(loss) prepared in accordance with GAAP.

Reclassifications

Certain prior year amounts have been reclassified to conform to current year presentation.

About Take-Two Interactive Software

Headquartered in New York City, Take-Two Interactive Software, Inc. is a global developer, marketer and publisher of interactive entertainment software games for the PC, PlayStation®3 and PlayStation®2 computer entertainment systems, PSP® (PlayStation®Portable) system, Xbox 360® video game and entertainment system from Microsoft, Wii™, Nintendo DS™, iPhone®, iPod® touch and iPad™. The Company publishes and develops products through its wholly owned labels Rockstar Games and 2K, which publishes its titles under 2K Games, 2K Sports and 2K Play. The Company’s common stock is publicly traded on NASDAQ under the symbol TTWO. For more corporate and product information please visit our website at www.take2games.com.

All trademarks and copyrights contained herein are the property of their respective holders.

Cautionary Note Regarding Forward-Looking Statements

The statements contained herein which are not historical facts are considered forward-looking statements under federal securities laws and may be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “will,” or words of similar meaning and include, but are not limited to, statements regarding the outlook for the Company’s future business and financial performance. Such forward-looking statements are based on the current beliefs of our management as well as assumptions made by and information currently available to them, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may vary materially from these forward-looking statements based on a variety of risks and uncertainties including: our dependence on key management and product development personnel, our dependence on our Grand Theft Auto products and our ability to develop other hit titles for current generation platforms, the timely release and significant market acceptance of our games, the ability to maintain acceptable pricing levels on our games, our ability to raise capital if needed and risks associated with international operations. Other important factors and information are contained in the Company’s Transition Report on Form 10-KT for the five month transition period ended March 31, 2010, in the section entitled “Risk Factors,” and the Company’s other periodic filings with the SEC, which can be accessed at www.take2games.com. All forward-looking statements are qualified by these cautionary statements and apply only as of the date they are made. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

#  #  #

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

	Three months ended March 31,		Twelve months ended March 31,
	2011	2010	2011	2010

Net revenue	$182,255	$233,217	$1,136,876	$762,941

Cost of goods sold:
Product costs	60,766	79,114	326,936	253,369
Software development costs and royalties	23,491	45,201	172,397	140,397
Internal royalties	9,766	4,278	115,032	35,195
Licenses	26,020	21,494	75,016	65,618
Total cost of goods sold	120,043	150,087	689,381	494,579

Gross profit	62,212	83,130	447,495	268,362

Selling and marketing	32,026	40,070	176,294	154,519
General and administrative	29,170	24,216	109,484	115,673
Research and development	17,248	14,329	69,576	57,888
Depreciation and amortization	3,728	3,812	14,999	16,403
Total operating expenses	82,172	82,427	370,353	344,483
Income (loss) from operations	(19,960)	703	77,142	(76,121)
Interest and other, net	(3,124)	(8,551)	(13,519)	(18,794)
Income (loss) from continuing operations before income taxes	(23,084)	(7,848)	63,623	(94,915)
Provision (benefit) for income taxes	(668)	1,836	9,819	13,145
Income (loss) from continuing operations	(22,416)	(9,684)	53,804	(108,060)
Income (loss) from discontinued operations, net of taxes	362	(160)	(5,346)	(14,935)
Net income (loss)	$(22,054)	$(9,844)	$48,458	$(122,995)

Earnings (loss) per share:
Continuing operations	$(0.27)	$(0.13)	$0.62	$(1.39)
Discontinued operations	—	—	(0.06)	(0.19)
Basic earnings (loss) per share	$(0.27)	$(0.13)	$0.56	$(1.58)

Continuing operations	$(0.27)	$(0.13)	$0.62	$(1.39)
Discontinued operations	—	—	(0.06)	(0.19)
Diluted earnings (loss) per share	$(0.27)	$(0.13)	$0.56	$(1.58)

Weighted average shares outstanding: (1)
Basic	81,960	78,747	86,127	77,858
Diluted	81,960	78,747	86,139	77,858

(1)   Basic and diluted include participating shares of 5,615 for the twelve months ended March 31, 2011.

	Three months ended March 31,		Twelve months ended March 31,
	2011	2010	2011	2010
OTHER INFORMATION

Geographic revenue mix
North America	71%	72%	61%	67%
International	29%	28%	39%	33%

Platform revenue mix
Microsoft Xbox 360	46%	45%	40%	47%
Sony PlayStation 3	32%	25%	39%	21%
PC	7%	10%	9%	9%
Nintendo Wii	7%	9%	5%	8%
Sony PSP	3%	4%	2%	6%
Sony PlayStation 2	2%	3%	2%	5%
Nintendo DS	3%	4%	3%	4%

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in thousands, except per share amounts)

	March 31,	March 31,
	2011	2010

ASSETS
Current assets:
Cash and cash equivalents	$280,359	$145,838
Accounts receivable, net of allowances of $42,900 and $72,535 at March 31, 2011 and March 31, 2010, respectively	84,217	74,135
Inventory	24,578	24,479
Software development costs and licenses	131,676	114,608
Prepaid taxes and taxes receivable	8,280	8,654
Prepaid expenses and other	37,493	51,704
Assets of discontinued operations	—	7,182
Total current assets	566,603	426,600

Fixed assets, net	19,632	23,571
Software development costs and licenses, net of current portion	138,320	139,340
Goodwill	225,170	216,289
Other intangibles, net	17,833	22,729
Other assets	4,101	10,747
Total assets	$971,659	$839,276

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$56,153	$45,913
Accrued expenses and other current liabilities	158,459	134,449
Deferred revenue	13,434	11,944
Liabilities of discontinued operations	2,842	17,561
Total current liabilities	230,888	209,867

Long-term debt	107,239	99,865
Income taxes payable	12,037	7,980
Deferred income taxes, net	2,961	941
Liabilities of discontinued operations, net of current portion	3,255	—
Total liabilities	356,380	318,653
Commitments and contingencies

Stockholders’ equity:
Preferred stock, $.01 par value, 5,000 shares authorized	—	—
Common stock, $.01 par value, 150,000 shares authorized; 86,119 and 83,977 shares issued and outstanding at March 31, 2011 and March 31, 2010, respectively	861	840
Additional paid-in capital	706,482	674,477
Accumulated deficit	(102,523)	(150,981)
Accumulated other comprehensive income (loss)	10,459	(3,713)
Total stockholders’ equity	615,279	520,623
Total liabilities and stockholders’ equity	$971,659	$839,276

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Twelve months ended March 31,
	2011	2010

Operating activities:
Net income (loss)	$48,458	$(122,995)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Amortization and impairment of software development costs and licenses	143,811	112,742
Depreciation and amortization	14,999	16,403
Loss from discontinued operations	5,346	14,935
Amortization and impairment of intellectual property	3,927	109
Stock-based compensation	28,765	26,503
Loss on sale of subsidiary	—	3,831
Deferred income taxes	(1,095)	4,550
Amortization of discount on Convertible Notes	7,374	5,457
Amortization of debt issuance costs	1,251	1,136
Other, net	(1,097)	788
Changes in assets and liabilities, net of effect from purchases of businesses:
Accounts receivable	(10,082)	(3,332)
Inventory	(99)	5,581
Software development costs and licenses	(156,782)	(171,855)
Prepaid expenses, other current and other non-current assets	16,943	(14,091)
Deferred revenue	1,490	(12,371)
Accounts payable, accrued expenses, income taxes payable and other liabilities	41,217	(5,314)
Net cash used in discontinued operations	(9,628)	2,221
Net cash provided by (used in) operating activities	134,798	(135,702)

Investing activities:
Purchase of fixed assets	(9,653)	(9,933)
Cash received from sale of business	3,075	2,512
Net cash provided by sale of discontinued operations	—	37,250
Payments in connection with business combinations, net of cash acquired	(1,000)	(6,804)
Net cash (used in) provided by investing activities	(7,578)	23,025

Financing activities:
Proceeds from exercise of employee stock options	734	18
Net payments on line of credit	—	(70,000)
Proceeds from issuance of Convertible Notes	—	138,000
Purchase of convertible note hedges	—	(43,592)
Issuance of warrants to purchase common stock	—	26,342
Payment of debt issuance costs	—	(4,984)
Net cash provided by financing activities	734	45,784

Effects of exchange rates on cash and cash equivalents	6,567	8,593

Net increase (decrease) in cash and cash equivalents	134,521	(58,300)
Cash and cash equivalents, beginning of year	145,838	204,138
Cash and cash equivalents, end of period	$280,359	$145,838

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

Non-GAAP CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)

(in thousands, except per share amounts)

		Non-GAAP Reconciling Items
	Three months		Professional				Non-GAAP three
	ended March 31,	Discontinued	fees and	Stock-based	Non-cash	Non-cash	months ended March 31,
	2011	operations	legal matters	compensation	interest expense	tax expense	2011

Net revenue	$182,255	$—	$—	$—	$—	$—	$182,255

Cost of goods sold:
Product costs	60,766	—	—	—	—	—	60,766
Software development costs and royalties	23,491	—	—	(894)	—	—	22,597
Internal royalties	9,766	—	—	—	—	—	9,766
Licenses	26,020	—	—	—	—	—	26,020
Total cost of goods sold	120,043	—	—	(894)	—	—	119,149

Gross profit	62,212	—	—	894	—	—	63,106

Selling and marketing	32,026	—	—	(1,214)	—	—	30,812
General and administrative	29,170	—	(455)	(2,370)	—	—	26,345
Research and development	17,248	—	—	(657)	—	—	16,591
Depreciation and amortization	3,728	—	—	—	—	—	3,728
Total operating expenses	82,172	—	(455)	(4,241)	—	—	77,476
Income (loss) from operations	(19,960)	—	455	5,135	—	—	(14,370)
Interest and other, net	(3,124)	—	—	—	1,934	—	(1,190)
Income (loss) from continuing operations before income taxes	(23,084)	—	455	5,135	1,934	—	(15,560)
Provision (benefit) for income taxes	(668)	—	—	—	—	(473)	(1,141)
Income (loss) from continuing operations	(22,416)	—	455	5,135	1,934	473	(14,419)
Income (loss) from discontinued operations, net of taxes	362	(362)	—	—	—	—	—
Net income (loss)	$(22,054)	$(362)	$455	$5,135	$1,934	$473	$(14,419)

Earnings (loss) per share:*
Basic earnings (loss) per share	$(0.27)	$0.00	$0.01	$0.06	$0.02	$0.01	$(0.18)

Diluted earnings (loss) per share	$(0.27)	$0.00	$0.01	$0.06	$0.02	$0.01	$(0.18)

Weighted average shares outstanding
Basic	81,960	81,960	81,960	81,960	81,960	81,960	81,960
Diluted	81,960	81,960	81,960	81,960	81,960	81,960	81,960

EBITDA:
Income (loss) from continuing operations before income taxes	$(23,084)						$(15,560)
Interest	3,780						1,846
Depreciation and amortization	3,728						3,728
EBITDA	$(15,576)						$(9,986)

*Earnings (loss) per share (“EPS”) may not add due to rounding

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

Non-GAAP CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)

(in thousands, except per share amounts)

		Non-GAAP Reconciling Items
	Three months	Sale of subsidiary	Professional				Business	Non-GAAP three
	ended March 31,	and discontinued	fees and	Stock-based	Non-cash	Non-cash	reorganization	months ended March 31,
	2010	operations	legal matters	compensation	interest expense	tax expense	and related	2010

Net revenue	$233,217	$—	$—	$—	$—	$—	$—	$233,217

Cost of goods sold:
Product costs	79,114	—	—	—	—	—	—	79,114
Software development costs and royalties	45,201	—	—	(1,604)	—	—	—	43,597
Internal royalties	4,278	—	—	—	—	—	—	4,278
Licenses	21,494	—	—	—	—	—	—	21,494
Total cost of goods sold	150,087	—	—	(1,604)	—	—	—	148,483

Gross profit	83,130	—	—	1,604	—	—	—	84,734

Selling and marketing	40,070	—	—	(1,117)	—	—	(93)	38,860
General and administrative	24,216	—	1,328	(3,535)	—	—	(1,000)	21,009
Research and development	14,329	—	—	(946)	—	—	—	13,383
Depreciation and amortization	3,812	—	—	—	—	—	—	3,812
Total operating expenses	82,427	—	1,328	(5,598)	—	—	(1,093)	77,064
Income (loss) from operations	703	—	(1,328)	7,202	—	—	1,093	7,670
Interest and other, net	(8,551)	3,831	—	—	1,568	—	—	(3,152)
Income (loss) from continuing operations before income taxes	(7,848)	3,831	(1,328)	7,202	1,568	—	1,093	4,518
Provision (benefit) for income taxes	1,836	—	—	—	—	(340)	—	1,496
Income (loss) from continuing operations	(9,684)	3,831	(1,328)	7,202	1,568	340	1,093	3,022
Income (loss) from discontinued operations, net of taxes	(160)	160	—	—	—	—	—	—
Net income (loss)	$(9,844)	$3,991	$(1,328)	$7,202	$1,568	$340	$1,093	$3,022

Earnings (loss) per share:*
Basic earnings (loss) per share	$(0.13)	$0.05	$(0.02)	$0.08	$0.02	$0.00	$0.01	$0.04

Diluted earnings (loss) per share	$(0.13)	$0.05	$(0.02)	$0.08	$0.02	$0.00	$0.01	$0.04

Weighted average shares outstanding (1)
Basic	78,747	85,218	85,218	85,218	85,218	85,218	85,218	85,218
Diluted	78,747	85,218	85,218	85,218	85,218	85,218	85,218	85,218

EBITDA:
Income (loss) from continuing operations before income taxes	$(7,848)							$4,518
Interest	3,844							2,276
Depreciation and amortization	3,812							3,812
EBITDA	$(192)							$10,606
Add: Business reorganization and related	1,093							—
Adjusted EBITDA	$901							$10,606

*Earnings (loss) per share may not add due to rounding

(1)  Non-Gaap basic and diluted include participating shares of 6,471.

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

Non-GAAP CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)

(in thousands, except per share amounts)

		Non-GAAP Reconciling Items
	Twelve months		Professional				Business	Non-GAAP twelve months
	ended March 31,	Discontinued	fees and	Stock-based	Non-cash	Non-cash	reorganization	ended March 31,
	2011	operations	legal matters	compensation	interest expense	tax expense	and related	2011

Net revenue	$1,136,876	$—	$—	$—	$—	$—	$—	$1,136,876

Cost of goods sold:
Product costs	326,936	—	—	—	—	—	—	326,936
Software development costs and royalties	172,397	—	—	(10,695)	—	—	—	161,702
Internal royalties	115,032	—	—	—	—	—	—	115,032
Licenses	75,016	—	—	—	—	—	—	75,016
Total cost of goods sold	689,381	—	—	(10,695)	—	—	—	678,686

Gross profit	447,495	—	—	10,695	—	—	—	458,190

Selling and marketing	176,294	—	—	(4,659)	—	—	(18)	171,617
General and administrative	109,484	—	(826)	(9,781)	—	—	(115)	98,762
Research and development	69,576	—	—	(3,630)	—	—	(1,580)	64,366
Depreciation and amortization	14,999	—	—	—	—	—	—	14,999
Total operating expenses	370,353	—	(826)	(18,070)	—	—	(1,713)	349,744
Income (loss) from operations	77,142	—	826	28,765	—	—	1,713	108,446
Interest and other, net	(13,519)	—	—	—	7,374	—	—	(6,145)
Income (loss) from continuing operations before income taxes	63,623	—	826	28,765	7,374	—	1,713	102,301
Provision (benefit) for income taxes	9,819	—	—	—	—	(1,866)	—	7,953
Income (loss) from continuing operations	53,804	—	826	28,765	7,374	1,866	1,713	94,348
Income (loss) from discontinued operations, net of taxes	(5,346)	5,346	—	—	—	—	—	—
Net income (loss)	$48,458	$5,346	$826	$28,765	$7,374	$1,866	$1,713	$94,348

Earnings (loss) per share:*
Basic earnings (loss) per share	$0.56	$0.06	$0.01	$0.33	$0.09	$0.02	$0.02	$1.10

Diluted earnings (loss) per share (1)	$0.56	$0.05	$0.01	$0.29	$0.07	$0.02	$0.02	$1.02

Weighted average shares outstanding (2)
Basic	86,127	86,127	86,127	86,127	86,127	86,127	86,127	86,127
Diluted	86,139	99,066	99,066	99,066	99,066	99,066	99,066	99,066

EBITDA:
Income (loss) from continuing operations before income taxes	$63,623							$102,301
Interest	15,248							7,874
Depreciation and amortization	14,999							14,999
EBITDA	$93,870							$125,174
Add: Business reorganization and related	1,713							—
Adjusted EBITDA	$95,583							$125,174

*Earnings (loss) per share (“EPS”) may not add due to rounding

(1) For the twelve months ended March 31, 2011, non-GAAP EPS — diluted EPS has been calculated using the “if-converted” method as a result of the Convertible Senior Notes (“Convertible Notes”) issued in June 2009. Non-GAAP net income used for computing non-GAAP diluted EPS has been adjusted by $6,686 related to interest and debt issuance costs, net of tax. The shares used for computing includes 12,927 shares related to the potential dilution from the Convertible Notes. The “if-converted” method was not used for GAAP EPS presented as the assumed conversion would have been anti-dilutive.

(2) Basic and diluted include participating shares of 5,615.

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

Non-GAAP CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)

(in thousands, except per share amounts)

		Non-GAAP Reconciling Items
	Twelve months	Sale of subsidiary	Professional				Business	Non-GAAP twelve months
	ended March 31,	and discontinued	fees and	Stock-based	Non-cash	Non-cash	reorganization	ended March 31,
	2010	operations	legal matters	compensation	interest expense	tax expense	and related	2010

Net revenue	$762,941	$—	$—	$—	$—	$—	$—	$762,941

Cost of goods sold:
Product costs	253,369	—	—	—	—	—	—	253,369
Software development costs and royalties	140,397	—	—	(5,213)	—	—	—	135,184
Internal royalties	35,195	—	—	—	—	—	—	35,195
Licenses	65,618	—	—	—	—	—	—	65,618
Total cost of goods sold	494,579	—	—	(5,213)	—	—	—	489,366

Gross profit	268,362	—	—	5,213	—	—	—	273,575

Selling and marketing	154,519	—	—	(3,321)	—	—	(93)	151,105
General and administrative	115,673	—	(103)	(14,319)	—	—	(1,000)	100,251
Research and development	57,888	—	—	(3,650)	—	—	—	54,238
Depreciation and amortization	16,403	—	—	—	—	—	—	16,403
Total operating expenses	344,483	—	(103)	(21,290)	—	—	(1,093)	321,997
Income (loss) from operations	(76,121)	—	103	26,503	—	—	1,093	(48,422)
Interest and other, net	(18,794)	3,831	—	—	5,457	—	—	(9,506)
Income (loss) from continuing operations before income taxes	(94,915)	3,831	103	26,503	5,457	—	1,093	(57,928)
Provision (benefit) for income taxes	13,145	—	—	—	—	(5,145)	—	8,000
Income (loss) from continuing operations	(108,060)	3,831	103	26,503	5,457	5,145	1,093	(65,928)
Income (loss) from discontinued operations, net of taxes	(14,935)	14,935	—	—	—	—	—	—
Net income (loss)	$(122,995)	$18,766	$103	$26,503	$5,457	$5,145	$1,093	$(65,928)

Earnings (loss) per share:*
Basic earnings (loss) per share	$(1.58)	$0.24	$0.00	$0.34	$0.07	$0.07	$0.01	$(0.85)

Diluted earnings (loss) per share	$(1.58)	$0.24	$0.00	$0.34	$0.07	$0.07	$0.01	$(0.85)

Weighted average shares outstanding
Basic	77,858	77,858	77,858	77,858	77,858	77,858	77,858	77,858
Diluted	77,858	77,858	77,858	77,858	77,858	77,858	77,858	77,858

EBITDA:
Income (loss) from continuing operations before income taxes	$(94,915)							$(57,928)
Interest	13,584							8,127
Depreciation and amortization	16,403							16,403
EBITDA	$(64,928)							$(33,398)
Add: Business reorganization and related	1,093							—
Adjusted EBITDA	$(63,835)							$(33,398)

*Earnings (loss) per share may not add due to rounding

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

Non-GAAP CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)

(in thousands, except per share amounts)

		Non-GAAP Reconciling Items
	Three months		Professional				Non-GAAP three
	ended June 30,	Discontinued	fees and	Stock-based	Non-cash	Non-cash	months ended June 30,
	2010	operations	legal matters	compensation	interest expense	tax expense	2010

Net revenue	$375,390	$—	$—	$—	$—	$—	$375,390

Cost of goods sold:
Product costs	101,077	—	—	—	—	—	101,077
Software development costs and royalties	64,038	—	—	(6,220)	—	—	57,818
Internal royalties	67,462	—	—	—	—	—	67,462
Licenses	11,469	—	—	—	—	—	11,469
Total cost of goods sold	244,046	—	—	(6,220)	—	—	237,826

Gross profit	131,344	—	—	6,220	—	—	137,564

Selling and marketing	49,805	—	—	(1,228)	—	—	48,577
General and administrative	26,202	—	(61)	(2,932)	—	—	23,209
Research and development	16,181	—	—	(841)	—	—	15,340
Depreciation and amortization	3,765	—	—	—	—	—	3,765
Total operating expenses	95,953	—	(61)	(5,001)	—	—	90,891
Income (loss) from operations	35,391	—	61	11,221	—	—	46,673
Interest and other, net	(4,738)	—	—	—	1,755	—	(2,983)
Income (loss) from continuing operations before income taxes	30,653	—	61	11,221	1,755	—	43,690
Provision (benefit) for income taxes	3,291	—	—	—	—	(454)	2,837
Income (loss) from continuing operations	27,362	—	61	11,221	1,755	454	40,853
Income (loss) from discontinued operations, net of taxes	(1,048)	1,048	—	—	—	—	—
Net income (loss)	$26,314	$1,048	$61	$11,221	$1,755	$454	$40,853

Earnings (loss) per share:*
Basic earnings (loss) per share	$0.31	$0.01	$0.00	$0.13	$0.02	$0.01	$0.48

Diluted earnings (loss) per share (1)	$0.30	$0.01	$0.00	$0.11	$0.02	$0.00	$0.43

Weighted average shares outstanding (2)
Basic	85,506	85,506	85,506	85,506	85,506	85,506	85,506
Diluted	98,433	98,433	98,433	98,433	98,433	98,433	98,433

EBITDA:
Income (loss) from continuing operations before income taxes	$30,653						$43,690
Interest	3,656						1,901
Depreciation and amortization	3,765						3,765
EBITDA	$38,074						$49,356

*Earnings (loss) per share (“EPS”) may not add due to rounding

(1) For the three months ended June 30, 2010, diluted EPS has been calculated using the “if-converted” method as a result of the Convertible Senior Notes (“Convertible Notes”) issued in June 2009. Non-GAAP net income used for computing non-GAAP diluted EPS has been adjusted by $1,647 and GAAP net income used for computing GAAP diluted EPS has been adjusted by $3,402 related to interest and debt issuance costs, net of tax. The shares used for computing includes 12,927 shares related to the potential dilution from the Convertible Notes.

(2) Basic and diluted include participating shares of 6,153.

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

Non-GAAP CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)

(in thousands, except per share amounts)

		Non-GAAP Reconciling Items
	Three months		Professional				Business	Non-GAAP three
	ended September 30,	Discontinued	fees and	Stock-based	Non-cash	Non-cash	reorganization	ended September 30,
	2010	operations	legal matters	compensation	interest expense	tax expense	and related	2010

Net revenue	$244,972	$—	$—	$—	$—	$—	$—	$244,972

Cost of goods sold:
Product costs	67,026	—	—	—	—	—	—	67,026
Software development costs and royalties	44,592	—	—	(1,788)	—	—	—	42,804
Internal royalties	15,803	—	—	—	—	—	—	15,803
Licenses	9,221	—	—	—	—	—	—	9,221
Total cost of goods sold	136,642	—	—	(1,788)	—	—	—	134,854

Gross profit	108,330	—	—	1,788	—	—	—	110,118

Selling and marketing	46,602	—	—	(1,076)	—	—	(18)	45,508
General and administrative	26,620	—	113	(2,497)	—	—	(115)	24,121
Research and development	18,074	—	—	(1,132)	—	—	(1,580)	15,362
Depreciation and amortization	4,005	—	—	—	—	—	—	4,005
Total operating expenses	95,301	—	113	(4,705)	—	—	(1,713)	88,996
Income (loss) from operations	13,029	—	(113)	6,493	—	—	1,713	21,122
Interest and other, net	(1,644)	—	—	—	1,813	—	—	169
Income (loss) from continuing operations before income taxes	11,385	—	(113)	6,493	1,813	—	1,713	21,291
Provision (benefit) for income taxes	3,347	—	—	—	—	(467)	—	2,880
Income (loss) from continuing operations	8,038	—	(113)	6,493	1,813	467	1,713	18,411
Income (loss) from discontinued operations, net of taxes	(4,699)	4,699	—	—	—	—	—	—
Net income (loss)	$3,339	$4,699	$(113)	$6,493	$1,813	$467	$1,713	$18,411

Earnings (loss) per share:*
Basic earnings (loss) per share	$0.04	$0.05	$0.00	$0.08	$0.02	$0.01	$0.02	$0.22

Diluted earnings (loss) per share (1)	$0.04	$0.05	$0.00	$0.07	$0.02	$0.00	$0.02	$0.20

Weighted average shares outstanding (2)
Basic	85,580	85,580	85,580	85,580	85,580	85,580	85,580	85,580
Diluted	85,580	98,507	98,507	98,507	98,507	98,507	98,507	98,507

EBITDA:
Income (loss) from continuing operations before income taxes	$11,385							$21,291
Interest	4,101							2,288
Depreciation and amortization	4,005							4,005
EBITDA	$19,491							$27,584
Add: Business reorganization and related	1,713							—
Adjusted EBITDA	$21,204							$27,584

*Earnings (loss) per share may not add due to rounding

(1) For the three months ended September 30, 2010, non-GAAP EPS — diluted EPS has been calculated using the “if-converted” method as a result of the Convertible Senior Notes (“Convertible Notes”) issued in June 2009. Non-GAAP net income used for computing non-GAAP diluted EPS has been adjusted by $1,680 related to interest and debt issuance costs, net of tax. The shares used for computing includes 12,927 shares related to the potential dilution from the Convertible Notes. The “if-converted” method was not used for GAAP EPS presented as the assumed conversion would have been anti-dilutive.

(2) Basic and diluted include participating shares of 5,786.

TAKE-TWO INTERACTIVE SOFTWARE, INC. and SUBSIDIARIES

Non-GAAP CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)

(in thousands, except per share amounts)

		Non-GAAP Reconciling Items
	Three months		Professional				Non-GAAP three
	ended December 31,	Discontinued	fees and	Stock-based	Non-cash	Non-cash	months ended December 31,
	2010	operations	legal matters	compensation	interest expense	tax expense	2010

Net revenue	$334,259	$—	$—	$—	$—	$—	$334,259

Cost of goods sold:
Product costs	98,067	—	—	—	—	—	98,067
Software development costs and royalties	40,276	—	—	(1,793)	—	—	38,483
Internal royalties	22,001	—	—	—	—	—	22,001
Licenses	28,306	—	—	—	—	—	28,306
Total cost of goods sold	188,650	—	—	(1,793)	—	—	186,857

Gross profit	145,609	—	—	1,793	—	—	147,402

Selling and marketing	47,861	—	—	(1,141)	—	—	46,720
General and administrative	27,492	—	(423)	(1,982)	—	—	25,087
Research and development	18,073	—	—	(1,000)	—	—	17,073
Depreciation and amortization	3,501	—	—	—	—	—	3,501
Total operating expenses	96,927	—	(423)	(4,123)	—	—	92,381
Income (loss) from operations	48,682	—	423	5,916	—	—	55,021
Interest and other, net	(4,013)	—	—	—	1,872	—	(2,141)
Income (loss) from continuing operations before income taxes	44,669	—	423	5,916	1,872	—	52,880
Provision for income taxes	3,849	—	—	—	—	(472)	3,377
Income (loss) from continuing operations	40,820	—	423	5,916	1,872	472	49,503
Income (loss) from discontinued operations, net of taxes	39	(39)	—	—	—	—	—
Net income (loss)	$40,859	$(39)	$423	$5,916	$1,872	$472	$49,503

Earnings (loss) per share:*
Basic earnings (loss) per share	$0.47	$0.00	$0.00	$0.07	$0.02	$0.01	$0.57

Diluted earnings (loss) per share (1)	$0.45	$0.00	$0.00	$0.06	$0.02	$0.00	$0.52

Weighted average shares outstanding (2)
Basic	86,321	86,321	86,321	86,321	86,321	86,321	86,321
Diluted	99,260	99,260	99,260	99,260	99,260	99,260	99,260

EBITDA:
Income (loss) from continuing operations before income taxes	$44,669						$52,880
Interest	3,711						1,839
Depreciation and amortization	3,501						3,501
EBITDA	$51,881						$58,220

*Earnings (loss) per share (“EPS”) may not add due to rounding

(1) For the three months ended December 31, 2010, diluted EPS has been calculated using the “if-converted” method as a result of the Convertible Senior Notes (“Convertible Notes”) issued in June 2009. Non-GAAP net income used for computing non-GAAP diluted EPS has been adjusted by $1,680 and GAAP net income used for computing GAAP diluted EPS has been adjusted by $3,552 related to interest and debt issuance costs, net of tax. The shares used for computing includes 12,927 shares related to the potential dilution from the Convertible Notes.

(2) Basic and diluted include participating shares of 5,578.